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                                                                     EXHIBIT 14a


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of Registration Statement File No. 811-07589 for The Hartford Mutual Funds, Inc. on Form N-14.


                                       ARTHUR ANDERSEN LLP

Hartford, Connecticut
December 19, 2001